Exhibit 99.1

AMEDISYS REPORTS THIRD QUARTER 2021 FINANCIAL RESULTS

UPDATES 2021 GUIDANCE

BATON ROUGE, Louisiana (November 2, 2021) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and nine-month periods ended September 30, 2021.

Three-Month Periods Ended September 30, 2021 and 2020

•	Net service revenue increased $9.4 million to $553.5 million compared to $544.1 million in 2020.

•	Net income attributable to Amedisys, Inc. of $45.0 million compared to $72.0 million (inclusive of a $24.0 million income tax benefit related to executive stock option exercise) in 2020.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.37 compared to $2.16 (inclusive of $0.72 income tax benefit related to executive stock option exercise) in 2020.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $72.4 million compared to $75.7 million in 2020.

•	Adjusted net service revenue of $553.5 million compared to $544.1 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. of $50.5 million compared to $74.6 million (inclusive of a $24.0 million income tax benefit related to executive stock option exercise) in 2020.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.53 compared to $2.24 (inclusive of $0.72 income tax benefit related to executive stock option exercise) in 2020.

Nine-Month Periods Ended September 30, 2021 and 2020

•	Net service revenue increased $134.0 million to $1,654.8 million compared to $1,520.8 million in 2020.

•	Net income attributable to Amedisys, Inc. of $175.0 million compared to $138.5 million (inclusive of a $24.0 million income tax benefit related to executive stock option exercise) in 2020.

•	Net income attributable to Amedisys, Inc. per diluted share of $5.30 compared to $4.16 (inclusive of $0.72 income tax benefit related to executive stock option exercise) in 2020.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $234.8 million compared to $195.4 million in 2020.

•	Adjusted net service revenue of $1,648.3 million compared to $1,520.8 million in 2020.

•	Adjusted net income attributable to Amedisys, Inc. of $157.5 million compared to $153.9 million (inclusive of a $24.0 million income tax benefit related to executive stock option exercise) in 2020.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $4.77 compared to $4.63 (inclusive of $0.72 income tax benefit related to executive stock option exercise) in 2020.

*	See pages 3 and 16 - 18 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Updated 2021 Guidance

COVID-19 has continued to impact the operating metrics typically used to forecast both growth and cost assumptions for both core Amedisys and Contessa. We are basing our guidance on our current operating environment. COVID-19 continues to evolve in both the disease itself as well as disruptions to the healthcare systems and the economy. Any future regulations or government interventions, spike in clinicians and business development staff on quarantine, staffing shortages due to current and proposed federal, state and local vaccine mandates, reduction in elective procedures, change in patient behavior and further decline in senior living occupancy could impact our ability to achieve this guidance.

Based upon the above discussion, our updated 2021 guidance is as follows:

•	Adjusted net service revenue is anticipated to be in the range of $2.200 billion to $2.205 billion.

•	Adjusted EBITDA is anticipated to be in the range of $296 million to $298 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $5.88 to $5.93 based on an estimated 33.0 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

Paul B. Kusserow, Chairman and Chief Executive Officer stated, “Though COVID-19 continues to impact all of our lines of business, I am very proud of the efforts of the nearly 21,000 Amedisys employees and thank them for their continued dedication and tireless work throughout this quarter and for the results their work produced. Our operating environment continues to change in real-time and yet we have been able to grow Home Health and Hospice admissions. We have made significant progress on recovering our Hospice Business Development staff and remain very confident in our ability to continue to expand this group, translating into further admissions growth. Though it is hard to predict when the impacts of COVID-19 will truly subside, we remain very excited about all of the opportunity ahead of us. We are well positioned to capitalize on the aging demographics of the U.S. population; our industry leading quality scores make us a provider of choice for those that want to be cared for in their homes; and via our acquisition of Contessa, we have assembled a group of assets that truly differentiate Amedisys from our peers. It is a time unlike any other to be in our spaces and tackling the challenges of COVID-19 has, and continues to, energize our entire organization. My enthusiasm for the future of Amedisys has never been stronger.”

We urge caution in considering the current trends and 2021 guidance disclosed in this press release. The home health, hospice, personal care and high acuity care industries are highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, November 3, 2021, at 11:00 a.m. ET to discuss its third quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through December 3, 2021 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13724253.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted other operating income, defined as other operating income excluding certain items; (4) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (5) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional Information

Amedisys, Inc. (the “Company”) is a leading healthcare at home company delivering personalized home health, hospice, personal care and high acuity care services. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering our patients to manage a chronic disease; or hospice care at the end of life. More than 2,900 hospitals and 78,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 21,000 employees in 527 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 418,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “strategy,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “will,” “could,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: the impact of the novel coronavirus pandemic (“COVID-19”), including the measures that have been and may be taken by governmental authorities to mitigate it, on our business, financial condition and results of operations, the impact of current and proposed federal, state and local vaccine mandates, including potential staff shortages, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, our ability to keep our patients and employees safe, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, widespread protests or civil unrest, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of acquisitions, changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Senior Vice President, Finance	Vice President, Marketing & Communications
	(615) 928- 5452	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,

	2021	2020	2021	2020

Net service revenue	$553,485	$544,070	$1,654,795	$1,520,814
Other operating income	(4)	4,812	13,300	27,592
Cost of service, excluding depreciation and amortization	310,294	297,668	916,188	878,633
General and administrative expenses:
Salaries and benefits	119,373	123,146	349,533	330,329
Non-cash compensation	4,397	7,124	17,860	19,758
Other	55,158	49,348	158,995	142,616
Depreciation and amortization	7,487	8,283	21,763	19,955

Operating expenses	496,709	485,569	1,464,339	1,391,291

Operating income	56,772	63,313	203,756	157,115
Other income (expense):
Interest income	—	31	49	258
Interest expense	(2,730)	(2,692)	(6,734)	(8,675)
Equity in earnings from equity method investments	1,444	1,435	3,932	2,399
Gain (loss) on equity method investments	—	—	31,092	(2,980)
Miscellaneous, net	490	122	1,253	662

Total other (expense) income, net	(796)	(1,104)	29,592	(8,336)

Income before income taxes	55,976	62,209	233,348	148,779
Income tax (expense) benefit	(10,731)	10,202	(57,192)	(9,175)

Net income	45,245	72,411	176,156	139,604
Net income attributable to noncontrolling interests	(239)	(430)	(1,131)	(1,147)

Net income attributable to Amedisys, Inc.	$45,006	$71,981	$175,025	$138,457

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.38	$2.20	$5.36	$4.26
Weighted average shares outstanding	32,607	32,662	32,658	32,469
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.37	$2.16	$5.30	$4.16
Weighted average shares outstanding	32,899	33,260	33,021	33,267

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	September 30, 2021 (unaudited)	December 31, 2020

ASSETS
Current assets:
Cash and cash equivalents	$124,458	$81,808
Restricted cash	3,750	1,549
Patient accounts receivable	274,570	255,145
Prepaid expenses	16,080	10,217
Other current assets	14,024	13,265

Total current assets	432,882	361,984
Property and equipment, net of accumulated depreciation of $100,407 and $95,024	20,381	23,719
Operating lease right of use assets	100,028	93,440
Goodwill	1,188,054	932,685
Intangible assets, net of accumulated amortization of $20,309 and $22,973	118,084	74,183
Deferred income taxes	10,111	47,987
Other assets	68,105	33,200

Total assets	$1,937,645	$1,567,198

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$41,649	$42,674
Payroll and employee benefits	155,123	146,929
Accrued expenses	154,264	166,192
Provider relief fund advance	58,535	60,000
Current portion of long-term obligations	13,225	10,496
Current portion of operating lease liabilities	31,553	30,046

Total current liabilities	454,349	456,337
Long-term obligations, less current portion	434,781	204,511
Operating lease liabilities, less current portion	67,723	61,987
Other long-term obligations	31,991	33,622

Total liabilities	988,844	756,457

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 37,659,284 and 37,470,212 shares issued; and 32,590,775 and 32,814,278 shares outstanding	38	38
Additional paid-in capital	720,875	698,287
Treasury stock, at cost 5,068,509 and 4,655,934 shares of common stock	(420,665)	(319,092)
Retained earnings	605,016	429,991

Total Amedisys, Inc. stockholders’ equity	905,264	809,224
Noncontrolling interests	43,537	1,517

Total equity	948,801	810,741

Total liabilities and equity	$1,937,645	$1,567,198

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,

	2021	2020	2021	2020

Cash Flows from Operating Activities:
Net income	$45,245	$72,411	$176,156	$139,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,487	8,283	21,763	19,955
Non-cash compensation	4,397	7,124	17,860	19,758
Amortization and impairment of operating lease right of use assets	10,479	10,591	30,181	29,149
(Gain) loss on disposal of property and equipment	(72)	17	(64)	(77)
(Gain) loss on equity method investments	—	—	(31,092)	2,980
Write-off of other comprehensive income	—	—	—	(15)
Deferred income taxes	12,013	1,274	34,729	(2,762)
Equity in earnings from equity method investments	(1,444)	(1,435)	(3,932)	(2,399)
Amortization of deferred debt issuance costs/debt discount	237	216	669	653
Return on equity method investments	1,585	1,175	4,268	3,919
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	5,149	(2,511)	(17,638)	6,486
Other current assets	(9,779)	(24,748)	(6,219)	(28,217)
Other assets	(886)	584	(938)	(91)
Accounts payable	5,338	4,825	(1,192)	(1,627)
Accrued expenses	(7,736)	(2,396)	(9,363)	25,594
Other long-term obligations	(49)	17,735	(1,785)	38,481
Operating lease liabilities	(9,417)	(9,211)	(27,372)	(25,576)
Operating lease right of use assets	(780)	(851)	(2,304)	(2,775)

Net cash provided by operating activities	61,767	83,083	183,727	223,040

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	101	73	126	94
Proceeds from sale of property and equipment	98	—	140	80
Purchases of property and equipment	(2,244)	(1,294)	(5,187)	(2,995)
Investments in technology assets	(147)	—	(147)	—
Investments in equity method investees	—	—	—	(875)
Proceeds from sale of equity method investment	—	—	—	17,876
Acquisitions of businesses, net of cash acquired	(262,369)	—	(264,872)	(299,723)

Net cash used in investing activities	(264,561)	(1,221)	(269,940)	(285,543)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	1,083	3,123	1,706	6,070
Proceeds from issuance of stock to employee stock purchase plan	1,061	914	3,022	2,600
Shares withheld to pay taxes on non-cash compensation	(9,750)	(47,788)	(16,694)	(54,172)
Noncontrolling interest distribution	(459)	(300)	(1,253)	(672)
Proceeds from borrowings under term loan	290,312	—	290,312	—
Proceeds from borrowings under revolving line of credit	111,500	7,500	500,700	432,000
Repayments of borrowings under revolving line of credit	(141,500)	(97,500)	(551,700)	(357,000)
Principal payments of long-term obligations	(501)	(2,685)	(5,893)	(7,360)
Debt issuance costs	(2,792)	—	(2,792)	—
Purchase of company stock	(10,805)	—	(84,879)	—
Provider relief fund advance	207	(10,000)	(1,465)	60,000

Net cash provided by (used in) financing activities	238,356	(146,736)	131,064	81,466
Net increase (decrease) in cash, cash equivalents and restricted cash	35,562	(64,874)	44,851	18,963
Cash, cash equivalents and restricted cash at beginning of period	92,646	180,327	83,357	96,490

Cash, cash equivalents and restricted cash at end of period	$128,208	$115,453	$128,208	$115,453

	For the Three-Month Periods Ended September 30,		For the Nine-Month Periods Ended September 30,

	2021	2020	2021	2020

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,565	$1,610	$3,479	$4,902

Cash paid for income taxes, net of refunds received	$16,815	$22,137	$25,482	$30,290

Cash paid for operating lease liabilities	$10,197	$10,062	$29,676	$28,351

Cash paid for finance lease liabilities	$492	$497	$1,509	$1,483

Supplemental Disclosures of Non-Cash Activity:
Right of use assets obtained in exchange for operating lease liabilities	$14,192	$10,982	$34,881	$29,876

Right of use assets obtained in exchange for finance lease liabilities	$287	$335	$814	$822

Reductions to right of use assets resulting from reductions to operating lease liabilities	$279	$360	$1,183	$767

Days revenue outstanding	43.5	40.0	43.5	40.0

(1)

Our calculation of days revenue outstanding, net is derived by dividing our ending patient accounts receivable at September 30, 2021 and 2020 by our average daily net patient service revenue for the three-month periods ended September 30, 2021 and 2020, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$228.2	$222.2
Non-Medicare	110.4	103.8

Net service revenue	338.6	326.0
Other operating income	—	2.6
Cost of service	190.1	180.0

Gross margin	148.5	148.6
Other operating expenses	82.4	78.8
Depreciation and amortization	1.1	1.0

Operating income	$65.0	$68.8

Same Store Growth (1):
Medicare revenue	2%	5%
Non-Medicare revenue	6%	4%
Total admissions	1%	5%
Total volume (2) (6)	1%	6%
Key Statistical Data - Total (3):
Admissions	86,732	85,578
Recertifications (6)	46,919	46,186

Total volume (6)	133,651	131,764

Medicare completed episodes	78,318	77,552
Average Medicare revenue per completed episode (4)	$2,969	$2,886
Medicare visits per completed episode (5)	13.8	14.4

Visiting Clinician Cost per Visit	$94.24	$89.10
Clinical Manager Cost per Visit	$9.85	$8.91

Total Cost per Visit	$104.09	$98.01
Visits	1,826,505	1,836,895

	For the Nine-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$684.4	$619.0
Non-Medicare	332.1	300.8

Net service revenue	1,016.5	919.8
Other operating income	7.3	17.7
Cost of service	563.5	543.8

Gross margin	460.3	393.7
Other operating expenses	243.8	226.7
Depreciation and amortization	3.3	2.9

Operating income	$213.2	$164.1

Same Store Growth (1):
Medicare revenue	10%	(4%)
Non-Medicare revenue	10%	2%
Total admissions	8%	(1%)
Total volume (2)(6)	6%	1%
Key Statistical Data - Total (3):
Admissions	265,933	245,880
Recertifications (6)	136,744	132,811

Total volume (6)	402,677	378,691

Medicare completed episodes	232,838	221,848
Average Medicare revenue per completed episode (4)	$2,962	$2,811
Medicare visits per completed episode (5)	14.0	15.2

Visiting Clinician Cost per Visit	$91.94	$88.64
Clinical Manager Cost per Visit	$9.54	$9.10

Total Cost per Visit	$101.48	$97.74
Visits	5,553,423	5,563,992

(1)

Same store information represents the percent change in our Medicare, Non-Medicare and Total revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare and Total revenue, admissions or volume of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total volume includes all admissions and recertifications.
(3)	Total includes acquisitions, start-ups and denovos.
(4)

Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care. Average Medicare revenue per completed episode reflects the transition to PDGM effective January 1, 2020 and the suspension of sequestration effective May 1, 2020.

(5)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.
(6)	Prior year amounts have been recast to conform to the current year calculation.

Segment Information - Hospice

	For the Three-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$187.8	$189.0
Non-Medicare	9.7	10.7

Net service revenue	197.5	199.7
Other operating income	—	1.7
Cost of service	107.6	104.1

Gross margin	89.9	97.3
Other operating expenses	49.5	47.8
Depreciation and amortization	0.7	0.6

Operating income	$39.7	$48.9

Same Store Growth (1):
Medicare revenue	(1%)	3%
Hospice admissions	1%	9%
Average daily census	(5%)	—%
Key Statistical Data - Total (2):
Hospice admissions	13,292	13,026
Average daily census	13,272	13,953
Revenue per day, net	$161.74	$155.57
Cost of service per day	$88.06	$81.05
Average discharge length of stay	94	101

	For the Nine-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$556.2	$516.5
Non-Medicare	30.7	29.7

Net service revenue	586.9	546.2
Other operating income	6.0	8.9
Cost of service	314.4	293.1

Gross margin	278.5	262.0
Other operating expenses	144.4	127.4
Depreciation and amortization	2.0	1.7

Operating income	$132.1	$132.9

Same Store Growth (1):
Medicare revenue	—%	4%
Hospice admissions	3%	3%
Average daily census	(4%)	1%
Key Statistical Data - Total (2):
Hospice admissions	39,650	35,755
Average daily census	13,282	12,841
Revenue per day, net	$161.87	$155.23
Cost of service per day	$86.68	$83.29
Average discharge length of stay	95	98

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period. Same store is defined as care centers that we have operated for at least the last twelve months and startups that are an expansion of a same store care center.

(2)	Total includes acquisitions, start-ups and denovos.

Segment Information - Personal Care

	For the Three-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	15.9	18.4

Net service revenue	15.9	18.4
Other operating income	—	0.5
Cost of service	11.7	13.5

Gross margin	4.2	5.4
Other operating expenses	2.6	3.2
Depreciation and amortization	0.1	—

Operating income	$1.5	$2.2

Key Statistical Data - Total:
Billable hours	558,227	673,161
Clients served	8,697	10,153
Shifts	240,736	280,470
Revenue per hour	$28.44	$27.33
Revenue per shift	$65.95	$65.59
Hours per shift	2.3	2.4

	For the Nine-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	49.9	54.8

Net service revenue	49.9	54.8
Other operating income	—	1.0
Cost of service	37.4	41.7

Gross margin	12.5	14.1
Other operating expenses	8.8	9.5
Depreciation and amortization	0.2	0.1

Operating income	$3.5	$4.5

Key Statistical Data - Total:
Billable hours	1,774,965	2,067,958
Clients served	11,597	14,057
Shifts	759,242	896,141
Revenue per hour	$28.11	$26.51
Revenue per shift	$65.71	$61.18
Hours per shift	2.3	2.3

Segment Information - High Acuity Care

	For the Three-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	1.5	—

Net service revenue	1.5	—
Other operating income	—	—
Cost of service	0.9	—

Gross margin	0.6	—
Other operating expenses	3.9	—
Depreciation and amortization	0.5	—

Operating income	$(3.8)	$—

Key Statistical Data - Total:
Full risk admissions	46	—
Limited risk admissions	188	—

Total admissions	234	—
Direct medical loss ratio	52.6%	—
Number of joint ventures	8	—
Market penetration	31%	—
Patient satisfaction	92%	—

	For the Nine-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	1.5	—

Net service revenue	1.5	—
Other operating income	—	—
Cost of service	0.9	—

Gross margin	0.6	—
Other operating expenses	3.9	—
Depreciation and amortization	0.5	—

Operating income	$(3.8)	$—

Key Statistical Data - Total:
Full risk admissions	46	—
Limited risk admissions	188	—

Total admissions	234	—
Direct medical loss ratio	52.6%	—
Number of joint ventures	8	—
Market penetration	31%	—
Patient satisfaction	92%	—

Segment Information - Corporate

	For the Three-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Other operating expenses	$40.5	$49.9
Depreciation and amortization	5.1	6.7

Total operating expenses	$45.6	$56.6

	For the Nine-Month Periods Ended September 30,

	2021	2020

Financial Information (in millions):
Other operating expenses	$125.5	$129.2
Depreciation and amortization	15.8	15.2

Total operating expenses	$141.3	$144.4

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,

	2021	2020	2021	2020

Net income attributable to Amedisys, Inc.	$45,006	$71,981	$175,025	$138,457
Add:
Income tax expense (benefit)	10,731	(10,202)	57,192	9,175
Interest expense, net	2,730	2,661	6,685	8,417
Depreciation and amortization	7,487	8,283	21,763	19,955
Certain items (1)	6,858	3,494	(24,440)	20,843
Interest component of certain items (1)	(451)	(558)	(1,437)	(1,450)

Adjusted EBITDA (2) (7)	$72,361	$75,659	$234,788	$195,397

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,

	2021	2020	2021	2020

Net service revenue	$553,485	$544,070	$1,654,795	$1,520,814
Add:
Certain items (1)	—	—	(6,541)	—

Adjusted net service revenue (3) (7)	$553,485	$544,070	$1,648,254	$1,520,814

Adjusted Other Operating Income Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,

	2021	2020	2021	2020

Other operating income	$(4)	$4,812	$13,300	$27,592
Add:
Certain items (1)	4	(4,812)	(13,300)	(27,592)

Adjusted other operating income (4) (7)	$—	$—	$—	$—

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,

	2021	2020	2021	2020

Net income attributable to Amedisys, Inc.	$45,006	$71,981	$175,025	$138,457
Add:
Certain items (1)	5,474	2,585	(17,495)	15,424

Adjusted net income attributable to Amedisys, Inc. (5) (7)	$50,480	$74,566	$157,530	$153,881

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share Reconciliation:

	For the Three- Month Periods Ended September 30,		For the Nine- Month Periods Ended September 30,

	2021	2020	2021	2020

Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.37	$2.16	$5.30	$4.16
Add:
Certain items (1)	0.17	0.08	(0.53)	0.46

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (6) (7)	$1.53	$2.24	$4.77	$4.63

(1)	The following details the certain items for the three and nine-month periods ended September 30, 2021 and 2020:

Certain Items:

	For the Three-Month Period Ended September 30, 2021	For the Nine-Month Period Ended September 30, 2021
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$—	(6,541)
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	4	(13,300)
Certain Items Impacting Cost of Service:
COVID-19 costs	3,513	16,457
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	2,757	6,249
COVID-19 costs	199	576
Pre-acquisition legal settlement	—	1,825
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	451	1,437
Other (income) expense, net	(66)	(31,143)

Total	$6,858	$(24,440)

Net of tax	$5,474	$(17,495)

Diluted EPS	$0.17	$(0.53)

	For the Three-Month Period Ended September 30, 2020	For the Nine-Month Period Ended September 30, 2020
	(Income) Expense	(Income) Expense
Certain Items Impacting Other Operating Income:
CARES Act & State COVID-19 grants	$(4,812)	$(27,592)
Certain Items Impacting Cost of Service:
COVID-19 costs	4,389	27,399
Severance - reductions in staffing levels	(550)	4,633
Certain Items Impacting Operating Expenses:
Acquisition and integration costs	3,626	9,561
COVID-19 costs	322	1,385
Severance - reductions in staffing levels	—	271
Certain Items Impacting Total Other Income (Expense):
Interest component of certain items	558	1,450
Other (income) expense, net	(39)	3,736

Total	$3,494	$20,843

Net of tax	$2,585	$15,424

Diluted EPS	$0.08	$0.46

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before net interest expense, provision for income taxes and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted other operating income is defined as other operating income excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(6)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(7)

Adjusted EBITDA, adjusted net service revenue, adjusted other operating income, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.